

Immunic THERAPEUTICS

# Immunic Therapeutics

## IMU-838 Phase 2 Data EMPhASIS Trial in RRMS

NASDAQ: IMUX | September 11, 2020

# Cautionary Note Regarding Forward-Looking Statements

This presentation contains "forward-looking statements" that involve substantial risks and uncertainties for purposes of the safe harbor within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements regarding management's intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Immunic undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance," and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA.

Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks relating to strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management. Risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: Immunic's plans to develop and commercialize its product candidates, including IMU-838, IMU-935 and IMU-856; the timing of initiation of Immunic's planned clinical trials; the potential for IMU-838 to safely and effectively target and treat relapsing-remitting multiple sclerosis or infections associated with coronavirus disease 2019 (COVID-19); the impact of future preclinical and clinical data on IMU-838 and the Company's other product candidates; the availability or efficacy of Immunic's potential treatment options for patients with relapsing-remitting multiple sclerosis or other conditions, if any, that may be supported by the Company's phase 2 EMPhASIS trial data discussed herein; expectations regarding potential market size; the timing of the availability of data from Immunic's clinical trials; the timing of any planned investigational new drug application or new drug application; Immunic's plans to research, develop and commercialize its current and future product candidates; Immunic's ability to successfully collaborate with existing collaborators or enter into new collaboration agreements, and to fulfill its obligations under any such collaboration agreements; the clinical utility, potential benefits and market acceptance of Immunic's product candidates; Immunic's commercialization, marketing and manufacturing capabilities and strategy; Immunic's ability to identify additional products or product candidates with significant commercial potential; developments and projections relating to Immunic's competitors and industry; the impact of government laws and regulations; Immunic's ability to protect its intellectual property position; Immunic's listing on The Nasdaq Capital Market; expectations regarding the capitalization, resources and ownership structure of the company; the executive and board structure of the company; Immunic's estimates regarding future revenue, expenses, capital requirements and need for additional financing; the nature, strategy and focus of the company; and the other risks set forth in the company's Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, filed with the Securities and Exchange Commission ("SEC").

Forward-looking statements included in this presentation are based on information available to Immunic as of the date of this presentation. Immunic does not undertake any obligation to update such forward-looking statements except as required by applicable law.

# IMU-838: Potential New Base Therapy for Relapsing-Remitting Multiple Sclerosis (RRMS)

# Development Pipeline

| Program | Indication | Target | Preclinical | Phase 1 | Phase 2 | Phase 3 |
|---|---|---|---|---|---|---|
| **IMU-838** | Multiple Sclerosis | DHODH | | | | |
| | Ulcerative Colitis | DHODH | | | | |
| | Crohn's Disease | DHODH | | | | |
| | PSC | DHODH | | | | Investigator-Sponsored Trial performed at Mayo Clinic / NIH |
| | COVID-19* | DHODH | | | | |
| **IMU-935** | Psoriasis | RORγt | | | | |
| | Orphan AI Diseases | RORγt | | | | |
| **IMU-856** | GI | Intestinal Barrier Function | | | | |

■ Completed or ongoing ■ In preparation or planned

* Additional investigator-sponsored phase 2 clinical trial of IMU-838 in combination with oseltamivir in patients with moderate-to-severe COVID-19 ongoing in collaboration with the University Hospitals Coventry and Warwickshire NHS Trust, UK

Immunic THERAPEUTICS

# IMU-838: A Pipeline in a Pill

## Broad Therapeutic Potential Driven by Medical Needs



1 Relapsing-Remitting Multiple Sclerosis

2 Ulcerative Colitis

3 Primary Sclerosing Cholangitis

4 COVID-19

- IMU-838 is Intended to be a **selective once-daily medication for RRMS patients** with a well-balanced combination of favorable safety and convenience profile with robust clinical activity
  - **No/low PML risk** expected
  - Delivered **excellent phase 2 data** in RRMS
  - Achieving new standard on safety, tolerability, pharmacokinetics and treatment compliance
- **First in class treatment for UC**
  - Safe chronic therapy potentially without virus reactivation
  - Synergistic effect with anti-TNF mAb expected
- Potential **first treatment option for PSC**
  - No drug approved so far for this indication
  - Could allow accelerated path to approval
- **Triple attack on coronaviruses** using host-based mechanism
  - Strong antiviral and immunomodulatory effects

Immunic THERAPEUTICS

1

Broad Applicability

# IMU-838: Mode of Action

# IMU-838 Binds to DHODH and Inhibits DHODH

- IMU-838 binds into the DHO and Ubiquinone binding pocket
- IMU-838 exhibits high species selectivity, most potent on human DHODH with IC50 of ~160 nM



WAT
ARG136
Vidofludimus
WAT
TYR147
TYR356
FMN
DHO



DHODH Inhibition
6000
5000
4000
3000
2000
1000
0
IC50 IN NM
human
monkey
ferret
rat
dog
hamster
mouse
DHODH DIFFERENT SPECIES
IMU-838
Teriflunomide

Left: Baumgartner et al., J. Med. Chem. 2006;49:1239-1247
Right: Immunic data

Immunic THERAPEUTICS

# Mode of Action: DHODH Targeting Leads to Metabolic Stress in Metabolically Activated Cells



Lymphocyte
Activated Lymphocyte
"Stressed" Lymphocyte
Pharmacological Effects
Insufficient pyrimidine recycling
IMU-838
Disease related activation
Metabolically silent
DHODH not important
Activation of pyrimidine de novo synthesis
DHODH upregulation
Rate limiting step in pyrimidine synthesis
IMU-838 triggering:
pyrimidine pool depletion
Metabolic stress signal up
Hexim1 translocation
Block of transcriptional elongation
3 – 5 hours
Blocking of Th17/Th1 cytokines
Apoptotic gene transcript stabilization
3 days
Apoptosis

Adapted from Tan et al., 2016, Mol Cell 62

2

Targeting Multiple Sclerosis (MS)

# IMU-838 is Intended to be a Selective, Once-Daily Medication for RRMS Patients With a **Well-Balanced Combination of Favorable Safety and Convenience Profile with Robust Clinical Activity**

# The Global MS Drug Market was 22 Billion USD in 2016



US$22 billion
4.0
1.4
2.3
2.0
3.1
4.2
0.5
1.9
0.5
0.8
1.1
Dimethyl fumarate
Teriflunomide
Interferon-β1a (Avonex)
Natalizumab
Fingolimod
Glatiramer acetate
Alemtuzumab
Interferon-β1a (Rebif)
Peginterferon-β1a (Plegridy)
Interferon-β1b
Other

- Global market of MS drugs was USD 22 billion in 2016[1]
- Currently approved drugs include oral and injectable drugs
  - Early injectables
    - Interferons (e.g. Rebif®, Avonex®)
    - Glatiramer acetate
  - Oral drugs
    - Teriflunomide
    - Dimethyl fumarate
    - S1P modulators: Fingolimod, Siponimod, Ozanimod
  - High activity DMTs, infusions
    - Natalizumab
    - Ocrelizumab

[1] Westad, A., Venugopal, A. & Snyder, E. The multiple sclerosis market. Nature Reviews Drug Discovery 16, 675–676 (2017).

# Treatment Compliance and Persistence are Important Considerations for Life-Long Diseases such as MS

## MS Disease Course[1]



Preclinical phase
Relapsing-remitting phase
Secondary progressive phase
Brain volume
Clinical disability
Disease burden
MRI activity
? years
10-15 years
20 + years

## Nonadherence or Nonpersistence of MS Treatments Can Lead to Greater Risk for Negative Clinical Outcomes[2]

- Real-life 12-months discontinuation rates of MS treatments

| | USA[3] | Canada[4] |
|---|---|---|
| Fingolimod | 26% | 24% |
| Dimethyl fumarate | 44% | 30% |
| Teriflunomide | 50% | 25% |
| Natalizumab | N/A | 29% |

For a life-long disease, patients require easy, convenient and safe therapies that allow them to avoid treatment interruptions.

[1] Adapted from Fox RJ, Cohen JA: Multiple sclerosis: the importance of early recognition and treatment. Cleve Clin J of Med, 2001; 68:157–70
[2] Tan H, et al. Impact of adherence to disease-modifying therapies on clinical and economic outcomes among patients with multiple sclerosis. Adv Ther. 2011;28(1):51-61
[3] Johnson et al., J Manag Care Spec Pharm. 2017;23(8):844-52
[4] Duquette P, Yeung M, Mouallif S, Nakhaipour HR, Haddad P, Schecter R 2019 PLoS ONE 14(1): e0210417. https://doi.org/10.1371/journal.pone.0210417

# Current Treatment of RRMS

Escalation Treatment Approach in RRMS



Base Medications
Treatment-naïve Patients
Low-to-moderate disease activity
Interferons
Glatiramer acetate
Dimethyl fumarate
Teriflunomide
High MS Activity On Treatment
Escalation Treatments
2nd/3rd Line Treatments
High disease activity
Fingolimod
Siponimod
Natalizumab
Alemtuzumab
Ocrelizumab
Cladribine
Consider risks of prolonged immune suppression

- Currently, there is no specific guidance on which therapies/medications are used in which sequence.
- Typically, treatments are escalated over time considering:
  - Persistent high MS disease activity under treatment with base medications (relapse(s), disability worsening, MRI lesions),
  - Risks of long-term immunosuppression,
  - Patient preferences or risks perceptions, and
  - Safety/tolerability aspects.

**Currently unaddressed medical need:**
**Oral base medications for MS patients with balance of good safety/tolerability/convenience profile and robust clinical activity**

Left: Adapted from F. I. F. Grand'Maison, Neural Regeneration Research, 2018, 13, 1871-1874

Immunic THERAPEUTICS

# MS Therapies: Current Shortcomings

## Injectables: IFN-β1 and glatiramer acetate

- Uncomfortable administration
- Side-effects: flulike (IFNβ1) and rash (glatiramer acetate)
- Modest anti-inflammatory effects
- Essentially no new-starts except for glatiramer acetate

## Orals: S1Ps, fumarates

- Pre-testing: blood tests; EKG first-dose monitoring (fingolimod)
- Risk discussion: cardiac (S1Ps) PML – small but non-zero; no risk stratification (S1Ps)
- Less disability slowing than inflammation would suggest

## Infusions: natalizumab, anti-CD20s

- Frequent infusions (natalizumab)
- Risk discussion: PML (natalizumab > anti-CD20s); infections (anti-CD20s)
- Very long pharmacodynamics – 3-6 months (natalizumab); 6-12 months (anti-CD20s)
- Less disability slowing than inflammation would suggest

Personal opinion of Robert Fox, MD, Staff Neurologist, Mellen Center for MS Vice Chair for Research, Neurological Inst. Professor of Neurology, Cleveland Clinic, Cleveland, Ohio, as presented at Immunic's R&D Day on May 19, 2020: https://www.immunic-therapeutics.com/wp-content/uploads/2020/05/20200519_Immunic_RnD_Day_Robert-Fox.pdf

# MS Therapies: Current List of Black Box Warnings and Risks

| Drug | Risk/Warning | |
|---|---|---|
| Alemtuzumab (Lemtrada®) | **Autoimmunity, infusion reactions, and malignancies**. Thyroid disorders | **Black box warning**[1] |
| Natalizumab (Tysabri®) | Risk of **progressive multifocal leukoencephalopathy** (PML), only accessible through special access program | **Black box warning**[2] |
| Cladribine (Mavenclad®) | Can increase the risk of **malignancy** and **fetal harm** | **Black box warning**[3] |
| DMF (Tecfidera®) | Risk of progressive multifocal leukoencephalopathy (PML), lymphopenia | FDA information[4] |
| Teriflunomide (Aubagio®) | **Hepatotoxicity**, neutropenia, accelerated elimination procedures, anaphylaxis, peripheral neuropathy, increased blood pressure | **Black box warning**, drug label[5] |
| Fingolimod (Gilenya®) | Risk of progressive multifocal leukoencephalopathy (PML), increased infections, liver injury, respiratory effects, blood pressure increase, posterior reversible encephalopathy syndrome (PRES), cutaneous malignancies, macular edema | Drug label[6] |
| Siponimod (Mayzent®) | Increased infections, liver injury, respiratory effects, blood pressure increase, macular edema, bradyarrhythmia and atrioventricular conduction delays | Drug Label[7] |
| Alpha Interferons | Alpha interferons may cause or **aggravate fatal or life-threatening neuropsychiatric, autoimmune, ischemic, and infectious disorders** | **Black box warning**[8] |

[1] https://www.accessdata.fdagov/drugsatfda_docs/label/2017/103948s5158lbl.pdf [2] https://www.accessdata.fda.gov/drugsatfda_docs/label/2012/125104s0576lbl.pdf
[3] https://www.accessdata.fdagov/drugsatfda_docs/label/2019/022561s000lbl.pdf [4] https://www.fdagov/drugs/drug-safety-and-availability/fda-drug-safety-communication-fda-warns-about-case-rare-brain-infection-pml-ms-drug-tecfidera
[5] https://www.accessdata.fdagov/drugsatfda_docs/label/2019/202992s006lbl.pdf [6] https://www.accessdata.fdagov/drugsatfda_docs/label/2018/022527s024lbl.pdf
[7] https://www.accessdata.fdagov/drugsatfda_docs/label/2019/209884s000lbl.pdf [8] https://www.accessdata.fdagov/drugsatfda_docs/label/2011/103964s5184lbl.pdf

Immunic THERAPEUTICS

## Despite Many Therapies Approved (and Nearing Approval) for Relapsing Forms of MS, There Remains Ample Opportunity for a …

- Safe
- Oral
- Well-Tolerated
- Robust Anti-Inflammatory, with
- Neuroprotective Properties Beyond What Would be Expected by Reducing Inflammation.

# IMU-838 Positioned to be a New Safe and Efficacious Treatment Option for Early RRMS Patients

IMU-838 could provide RRMS patients with a **distinctive combination of robust efficacy combined with favorable safety and tolerability** due to uniquely blending of properties:



1. **Robust MRI lesion suppression of IMU-838** compares favorably to other first-line and oral base medications commercially available in RRMS.
2. **Very low discontinuation rate** for IMU-838 treated RRMS patients, substantially below placebo, indicates an encouraging combination of tolerability and efficacy.
3. **Absence of hepatotoxicity signals** and other relevant adverse events leading to discontinuations distinguishes IMU-838 well from other oral RRMS treatments.
4. **A robust decrease in serum neurofilament light chain**, a biomarker for axonal damage, was observed in both IMU-838 arms but not in the placebo arm and provides evidence of IMU-838's potential neuroprotective activity.

# 1) Robust Efficacy

## The **Robust MRI Lesion Suppression of IMU-838** Compares Favorably to Other First-Line and Oral Base Medications Commercially Available in RRMS.*

| | IMU-838 | IMU-838 | Glatiramer acetate[1] | Teriflunomide[2] | Dimethyl fumarate[3] | Fingolimod[4] | Siponimod[5] |
|---|---|---|---|---|---|---|---|
| Administration | Oral | Oral | Injectable | Oral | Oral | Oral | Oral |
| Daily dose | 45 mg QD | 30 mg QD | 20 mg QD | 14 mg QD | 240 mg TID | 1.25 mg QD | 2 mg QD |
| MRI Endpoint | Cumulative CUA lesions | Cumulative CUA lesions | Cumulative Gd lesions | Mean CUA lesions/scan | Cumulative Gd lesions | Cumulative Gd lesions | Cumulative CUA lesions |
| Treatment Duration | 24 weeks | 24 weeks | 9 months | 36 weeks | 24 weeks | 6 months | 3 months |
| **Suppression of MRI Activity** | **62%** | **70%** | **29%** | **61%** | **69%** | **43%** | **70%** |

*The table summarizes the data on treatment/study discontinuation rates of the commercial dose in phase 2 trials of RRMS drugs. If the commercial dose was not included in the phase 2 trials, the dose closest to the commercial dose was shown. This high-level comparison is provided for illustrative purposes only, is based on publicly available data and does not purport to be a comprehensive comparison or depiction of the other trials. Larger data sets than are presented in this presentation are publicly available for certain of the compounds included on this slide. Please note that these results are taken from placebo-controlled trials, and these medications have not been tested in head-to-head assessments.

QD: quaque die = once-daily, TID: ter in die = three times daily

[1] Comi et al. Ann Neurol. 2001;49(3):290-297. [2] O'Connor et al. *Neurology*. 2006;66(6):894-900. [3] Kappos et al. Lancet. 2008;372(9648):1463-1472.. [4] Kappos et al. N Engl J Med. 2006;355(11):1124-1140. [5] Selmaj et al. Lancet Neurol. 2013;12(8):756-767.

# 2) Low Discontinuation Rates

**Low Discontinuation Rates** for IMU-838 Treated RRMS Patients, Considerably Lower Than Placebo, Indicate an Overall Encouraging Tolerance Profile While Providing a Sense of Efficacy to Patients.*

| | IMU-838 | IMU-838 | Glatiramer acetate[1] | Teriflunomide[2] | Dimethyl fumarate[3] | Fingolimod[4] | Siponimod[5] |
|---|---|---|---|---|---|---|---|
| Administration | Oral | Oral | Injectable | Oral | Oral | Oral | Oral |
| Daily Dose | 45 mg QD | 30 mg QD | 20 mg QD | 14 mg QD | 240 mg TID | 1.25 mg QD | 2 mg QD |
| Treatment Period | 24 weeks | 24 weeks | 9 months | 36 weeks | 24 weeks | 6 months | 3 months |
| **Active Treatment** | **5.8%** | **2.8%** | **5.9%** | **19.3%** | **15.6%** | **5.4%** | **14.3%** |
| **Placebo** | **7.2%** | **7.2%** | **5.8%** | **6.6%** | **9.2%** | **6.5%** | **8.9%** |

*The table summarizes the data on treatment/study discontinuation rates of the commercial dose in phase 2 trials of RRMS drugs. If the commercial dose was not included in the phase 2 trials, the dose closest to the commercial dose was shown. This high-level comparison is provided for illustrative purposes only, is based on publicly available data and does not purport to be a comprehensive comparison or depiction of the other trials. Larger data sets than are presented in this presentation are publicly available for certain of the compounds included on this slide. Please note that these results are taken from placebo-controlled trials, and these medications have not been tested in head-to-head assessments.

QD: quaque die = once-daily, TID: ter in die = three times daily

[1] Comi et al. Ann Neurol. 2001;49(3):290-297. [2] O'Connor et al. *Neurology*. 2006;66(6):894-900. [3] Kappos et al. Lancet. 2008;372(9648):1463-1472. [4] Kappos et al. N Engl J Med. 2006;355(11):1124-1140. [5] Selmaj et al. Lancet Neurol. 2013;12(8):756-767.

# Relevant Comparators
## First-Line and Oral Medications in RRMS



75%
Siponimod
IMU-838
Dimethyl fumarate
Teriflunomide
50%
MRI Lesion Suppression (in % vs. Placebo)
Fingolimod
Glatiramer acetate
25%
Higher in Active Treatment
1
Lower in Active Treatment
Treatment Discontinuation Rates (Active vs. Placebo)

IMU-838 properties are matching well with current unmet medical need for early RRMS.

The chart depicts the MRI lesion suppression (primary endpoint of phase 2 study) versus the relationship of treatment discontinuation rates of active treatment versus placebo. Data are used from phase 2 trials only and using the commercial dose or the dose used designated for phase 3 trials. If the commercial dose was not included in the phase 2 trials, the dose closest to the commercial dose was shown. This high-level comparison is provided for illustrative purposes only, is based on publicly available data and does not purport to be a comprehensive comparison or depiction of the other trials (including phase 3 data of the same medications).

# 3) Absence of Hepatotoxicity Signals

**Absence of Hepatotoxicity Signals** and Other Relevant Adverse Events Leading to Discontinuations Differentiates to Other Available Oral RRMS Medications.

## Hy's Law Assessment (30mg IMU-838)



Hyperbilirubinemia
Hy's Law Range
2xULN
Normal range
3xULN
Treatment group
45 mg IMU-838
30 mg IMU-838
Placebo
10
1
0.1
0.01
Peak BILI [xULN]
0.01
0.1
1
10
Peak ALT [xULN]

## Liver Enzyme Elevations

| | 30 mg IMU-838 | 45 mg IMU-838 | Placebo |
|---|---|---|---|
| Number of Patients | 71 | 69 | 69 |
| ALT or AST >5xULN | 0 (0%) | 1 (1.4%) | 2 (2.9%) |
| ALT or AST >10xULN | 0 (0%) | 1 (1.4%) | 1 (1.4%) |
| ALT or AST >15xULN | 0 (0%) | 0 (0%) | 0 (0%) |

No signal for hepatoxicity has been observed anywhere in the entire IMU-838 development program, including in the EMPhASIS trial.

# IMU-838: Target Profile in RRMS

## IMU-838 is Intended to be a Selective Once-Daily Medication for RRMS Patients With a Well-Balanced Combination of Favorable Safety and Convenience Profile with Robust Clinical Activity

### For Patient

- Convenient safety profile of an oral drug without adverse events disturbing social activities
- No/low PML risk
- Long treatment duration through less risk for discontinuation, high patient compliance

### For Neurologist

- Robust clinical activity
- Easy on- and off-dosing
- Few monitoring requirements for treating neurologists
- No black box warning for hepatotoxicity

3

EMPhASIS Trial

# Study Overview

# EMPhASIS: Phase 2 Study Overview in RRMS



## Coordinating Investigator

Robert Fox (Cleveland Clinic)

## Blinded Main Treatment Period

- Parallel group design with placebo control
- Overall blinded treatment period of 24 weeks
- MRI every six weeks (BL, W6, W12, W18, W24)

## Extended Treatment Period

- Up to 9.5 years
- Extension study to observe long-term safety

www.clinicaltrials.gov: NCT03846219

# EMPhASIS: Phase 2 Study Overview in RRMS

## Included Patient Population: RRMS With Relevant Disease Activity

- Male or female ( 18 ≥ age ≤ 55)
- RRMS diagnosis (revised McDonald criteria 2017)
- Evidence of disease activity based on relapse (one relapse in last 12 months or two relapses in last 24 months) and MRI criteria (at least one Gd+ lesion in last six months before study)
- Baseline EDSS: 0 ≥ EDSS ≤ 4.0

## Main Exclusion Criteria

- Non-RRMS forms of MS, other neurological diseases (NMO, MOG)
- Laboratory exclusions (platelet count <100,000/mm$^3$, serum creatinine >1.5 x ULN, total bilirubin, ALT, or GGT >1.5 x ULN, serum uric acid levels >1.2 x ULN, indirect bilirubin >1.2 x ULN, lymphocyte count <800/mm$^3$, neutrophil count <1,500/mm$^3$, positive HBsAg, HBcAb, HCV-Ab, HIV or IFNγ release for Tbc)
- No use of corticosteroids for 30 days before any MRI
- Known history of nephrolithiasis or gout
- Known or suspected Gilbert syndrome

www.clinicaltrials.gov: NCT03846219

# EMPhASIS: Phase 2 Trial Design in RRMS



Screening up to 28 days[a]
Main treatment period 24 weeks
Extended treatment period up to 9.5 years (optional)
Blinded
Unblinded
Scr. exam.
BL MRI
R
30 mg IMU-838
45 mg IMU-838
Placebo
EoMT
EoMT
EoMT
R
30 mg IMU-838
45 mg IMU-838
30 mg IMU-838
45 mg IMU-838
30 or 45 mg IMU-838[b]
30 or 45 mg IMU-838[b]
30 or 45 mg IMU-838[b]
30 or 45 mg IMU-838[b]
EoT
EoT
EoT
EoT
EoS
D-28 -9
D-14 -3
D0
W24/EoMT End of main part 1°analysis
At time of final analysis of main part Visits every 12 weeks
W516/EoT
EoS (EoT+30d)

a) Can be interrupted/extended, if the baseline MRI must be repeated due to poor quality (to be done as soon as possible). If results of the central MRI assessment are not available in time for randomization, the screening period can be extended by up to 7 days, if needed.
b) After unblinding of the main treatment period, the investigator can decide with the patient if and at which dose the treatment will be continued.
BL = baseline; exam. = examination; D = day; EoMT = end of main treatment; EoS = end of trial; EoT = end of treatment; MRI = magnetic resonance imaging; R = randomization; Scr. = screening; W = week

# EMPhASIS: Primary and Key Secondary Efficacy Endpoints

## Key Study Endpoints

To evaluate the efficacy of IMU-838 as compared to placebo based on the **cumulative number of new combined unique active lesions up to Week 24**

- **Primary endpoint: 45 mg IMU-838 vs. placebo**
- **Key secondary endpoint: 30 mg IMU-838 vs. placebo**

## Combined Unique Active (CUA) Lesions

Sum of the number of all new Gd-enhanced (Gd+) lesions on T1-weighted magnetic resonance imaging (MRI) and the number of all new or substantially enlarged lesions on T2-weighted MRI (non-enhancing on T1-weighted MRI), avoiding double counting.

## All MRI Scans Were Assessed Centrally by an Independent MRI Reading Center Only


Baseline
Blinded Treatment
Baseline
W6
W12
W18
W24

4

Phase 2 Data EMPhASIS Trial

# Efficacy

# Study Met Primary and Key Secondary Endpoints

**High Statistical Significance and Robust Results Regarding Suppression of CUA MRI Lesions**

| | | Analysis Set | IMU-838 | Placebo | Suppression of CUA MRI Lesions IMU-838 vs. Placebo | p-value (1-sided) |
|---|---|---|---|---|---|---|
| Primary Endpoint | 45 mg IMU-838 vs. Placebo | Full Analysis Set* | N=69 | N=69 | **62%** | **0.0002** |
| Key Secondary Endpoint | 30 mg IMU-838 vs. Placebo | Full Analysis Set* | N=71 | | **70%** | **<0.0001** |

Robust efficacy demonstrated for both investigated doses of IMU-838 with high statistical significance.

CUA MRI Lesions: combined unique active magnetic resonance imaging lesions. Sum of the number of all new Gadolinium-enhanced lesions on T1-weighted magnetic resonance imaging (MRI) and the number of all new or substantially enlarged lesions on T2-weighted MRI (non-enhancing on T1-weighted MRI), avoiding double counting.

Estimates are adjusted for baseline volume of T2 lesions, MRI field strength (1.5 or 3.0 Tesla), and baseline number of Gd+ lesions (0, >=1) using a generalized linear model with a negative binomial distribution and a logarithmic link function. Log transformation of time from first IMP dose to date of last MRI assessment is used as offset term.

*The Full Analysis set is the primary statistical analysis set as recommended as intent-to-treat (ITT) analysis by regulatory guidance. As per the pre-defined statistical analysis plan, it contains the data of all randomized patients who received at least one dose of IMP, analysis of all data as randomized and includes imputation of missing values.

Immunic THERAPEUTICS

# Subgroup Analysis CUA MRI Lesions 30mg IMU-838

## Forest Plot



Favors 30 mg/day IMU-838
Favors placebo
0.01
0.1
1
10
100

| Subgroup | N | RR | LCB | UCB |
|---|---|---|---|---|
| Number of Gd+ lesions at Baseline: 0 | 72 | 0.23 | 0.09 | 0.59 |
| Number of Gd+ lesions at Baseline: >= 1 | 68 | 0.35 | 0.17 | 0.70 |
| male | 54 | 0.35 | 0.14 | 0.88 |
| female | 86 | 0.29 | 0.14 | 0.60 |
| Age: <= 40 years | 89 | 0.26 | 0.14 | 0.49 |
| Age: > 40 years | 51 | 0.85 | 0.33 | 2.18 |
| Weight: <= 65kg | 66 | 0.34 | 0.16 | 0.75 |
| Weight: > 65kg | 74 | 0.28 | 0.13 | 0.63 |
| Ukraine | 81 | 0.29 | 0.14 | 0.58 |
| Other countries | 59 | 0.33 | 0.13 | 0.87 |
| EDSS at Baseline <= 2.5 | 72 | 0.40 | 0.19 | 0.84 |
| EDSS at Baseline > 2.5 | 68 | 0.20 | 0.09 | 0.46 |
| Prior MS therapy: no | 102 | 0.34 | 0.17 | 0.66 |
| Prior MS therapy: yes | 38 | 0.22 | 0.08 | 0.66 |
| Duration of disease <= 4 years | 74 | 0.29 | 0.14 | 0.61 |
| Duration of disease > 4 years | 66 | 0.41 | 0.19 | 0.92 |
| Relapses in previous 24 months < 2 | 67 | 0.27 | 0.11 | 0.63 |
| Relapses in previous 24 months >= 2 | 73 | 0.33 | 0.16 | 0.68 |

Efficacy effects of IMU-838 observed across many subgroups.

N: Number of Patients, RR: Rate Ratio, LCB: Lower 95% confidence bound, UCB: Upper 95% confidence bound

# MRI: Cumulative Number of CUA MRI Lesions

## Time Course



Cumulative number of CUA MRI lesions
0
2
4
6
8
10
12
14
16
18
Baseline
Week 6
Week 12
Week 18
Week 24
Treatment group
30 mg IMU-838
45 mg IMU-838
Placebo

| | 30mg IMU-838 | 45mg IMU-838 | Placebo |
|---|---|---|---|
| 1.5T MRI | N=65 | N=66 | N=67 |
| 3T MRI | N=6 | N=3 | N=2 |

Effect of IMU-838 on MRI lesion suppression can be observed already at early time points.

Estimates are adjusted for baseline volume of T2 lesions, MRI field strength (1.5 or 3.0 Tesla), and baseline number of Gd+ lesions (0, >=1) using a generalized linear model with a negative binomial distribution and a logarithmic link function. Log transformation of time from first IMP dose to date of last MRI assessment is used as offset term. The graph shows adjusted means of each treatment group and 95% confidence intervals.

Immunic THERAPEUTICS

# MRI: Cumulative Number of New Gd-Enhancing MRI Lesions

## Time Course



Cumulative number of new Gd+ lesions
20
18
16
14
12
10
8
6
4
2
0
Baseline
Week 6
Week 12
Week 18
Week 24
Treatment group
30 mg IMU-838
45 mg IMU-838
Placebo

| | 30mg IMU-838 | 45mg IMU-838 | Placebo |
|---|---|---|---|
| 1.5T MRI | N=65 | N=66 | N=67 |
| 3T MRI | N=6 | N=3 | N=2 |

Robust effect of IMU-838 on MRI lesion suppression can also be observed for Gd+ lesions.

The graph shows adjusted means of each treatment group and 95% confidence intervals.
Estimates are adjusted for MRI field strength (1.5 or 3.0 Tesla) and baseline number of Gd+ lesions (0, >=1) using a generalized linear model with a negative binomial distribution and a logarithmic link function. Log transformation of time from first IMP dose to date of last MRI assessment is used as offset term.

Immunic THERAPEUTICS

# Secondary Endpoints: New Gadolinium-Enhancing MRI Lesions

| Number of Patients Without Any Gadolinium MRI Lesions Over Entire 24-Week Treatment Period* | | |
|---|---|---|
| Treatment Group | Number of Patients Without Any Gadolinium MRI Lesions Over Entire 24-Week Treatment Period | |
| | (N) | (%) |
| 30 mg IMU-838 | 42/71 | 59.2% |
| 45 mg IMU-838 | 34/69 | 49.3% |
| Placebo | 26/69 | 37.7% |

IMU-838 also substantially increases the number of patients without any Gd+ lesions throughout the entire study.

Immunic THERAPEUTICS

# Secondary Endpoints: Relapse-Related Endpoints

Effect on Annualized Relapse Rate (ARR)

| Treatment Group | N | Number of Relapses | Adjusted Mean ARR |
|---|---|---|---|
| 30 mg IMU-838 | 71 | 13 | 0.39 |
| 45 mg IMU-838 | 69 | 16 | 0.48 |
| Placebo | 69 | 18 | 0.53 |

Despite the study's relatively small sample size and short duration of blinded treatment (24 weeks), a positive signal on ARR was detected.

Number of confirmed relapse events in each treatment arm were N=2 (30mg IMU-838), N=4 (45 mg IMU-838) and N=5 (Placebo).

Immunic THERAPEUTICS

# Time to Relapse
## Kaplan Meier Analysis



Proportion of patients without relapse up to Week 24
1.00
0.75
0.50
0.25
0.00
patients at risk
68 67 64 64 63 61 61 59 7 2
65 64 61 59 57 57 56 54 2 1
65 63 62 59 55 53 50 49 1 0
0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 160 170 180 190 200 210
Time to relapse [days]
Treatment group
30 mg IMU-838
45 mg IMU-838
Placebo

Despite the study's relatively small sample size and short duration of blinded treatment (24 weeks), a positive signal on time to relapse was detected.

For patients with relapse up to Week 24 the time to first relapse is calculated as date of first relapse - date of first IMP.
Patients without relapse up to Week 24 were censored at the last visit date during the main treatment period, i.e. censoring time is calculated as last visit date - date of first IMP + 1.
Censored observations are marked with circles.

# Unconfirmed Disability Progression Up to Week 24


Proportion of patients with unconfirmed EDSS progression
(up to Week 24)
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
11.8%
12.1%
23.1%
30 mg IMU-838
45mg IMU-838
Placebo

Despite the study's relatively small sample size and short duration of blinded treatment (24 weeks), a positive signal on unconfirmed disability was detected.

EDSS progression is defined as an increase of the EDSS score compared to baseline of at least 1.0 point for patients with a baseline EDSS score of 1 to 4.0 or of at least 1.5 points for patients with a baseline EDSS score of 0. There is no confirmation of EDSS progression in this trial due to its short duration.
Patients with missing assessments at Week 24 without a progression at any time are set to missing.

# Expanded Disability Status Scale (EDSS)

## Change from Baseline to Week 24



Absolute change of EDSS from Baseline
0.5
0.4
0.3
0.2
0.1
0
-0.1
Baseline
Week 12
Week 24
30 mg IMU-838
45mg IMU-838
Placebo

Despite the study's relatively small sample size and short duration of blinded treatment (24 weeks), a positive signal on EDSS was detected.

Displayed are mean values

# Neurofilament Light Chain in Serum
## Biomarker for Axonal Damage



Percentage change from Baseline to Week 24 in serum neurofilament
20
10
0
-10
-20
-30
- 17.0 %
- 20.5 %
+6.5%
30 mg IMU-838
45 mg IMU-838
Placebo
Treatment group

Robust decrease in serum neurofilament light chain provides evidence of potential neuroprotective activity for IMU-838.

Quantification of neurofilament light polypeptide (NEFL) by an electrochemiluminescent immunoassay (ECLIA) in blood serum samples

# Patient Reported Outcome

## Treatment Satisfaction Questionnaire for Medication (TSQM)


TSQM Patient Questionnaire at Week 24
100
90
80
70
60
50
40
30
20
10
0
Effectiveness
Side Effects
Convenience
Global Satisfaction
30 mg IMU-838
45 mg IMU-838
Placebo

Patients have a perception of increased effectiveness versus placebo and show high satisfaction with IMU-838 treatment.

Treatment Satisfaction Questionnaire for Medication (TSQM), version 1.4 / Higher score generally indicates a more positive impression by the patient. / With license from IQVIA RDS Inc.

Reference: Atkinson MJ, Sinha A, Hass SL, et al. Validation of a general measure of treatment satisfaction, the Treatment Satisfaction Questionnaire for Medication (TSQM), using a national panel study of chronic disease. Health Qual Life Outcomes. 2004;2:12

Immunic THERAPEUTICS

# Conclusions Regarding Efficacy

- **Primary and key secondary endpoints met with high statistical significance**
  - Robust efficacy demonstrated for both investigated doses of IMU-838
- **Data on suppression of MRI activity encouraging and compares favorably to other first-line and oral medications in RRMS**
  - Robust effect on MRI lesion suppression observed early, also for Gd+ lesions
  - Number of patients without Gd+ lesions throughout the study substantially increased versus placebo
- **Secondary clinical endpoints also provided a noticeable signal and numerical benefit for IMU-838 treatment arms, as compared to placebo**
  - Positive signals on ARR, time to relapse, unconfirmed disability, and EDSS detected, despite the study's relatively small sample size and short duration of blinded treatment
- **Biomarker data confirm objective effect of IMU-838 on axonal damage**
  - Robust decrease in serum neurofilament light chain provides evidence of potential neuroprotective activity
- **Patients report high satisfaction scores with IMU-838 treatment**

5

Phase 2 Data EMPhASIS Trial

# Safety

# IMU-838 is Safe and Well-Tolerated



Administration of IMU-838 in this clinical trial was observed to be well-tolerated, thereby also providing further evidence of a favorable safety profile of IMU-838 in the RRMS patient population

- In general, safety profile is similar to placebo

Very low rate of treatment discontinuations

- IMU-838 discontinuation rate compares favorably to many other medications in RRMS suggesting a good overall tolerance profile

Favorable safety profile of IMU-838 observed

- No increase in liver and renal events, as compared to placebo
- No signal for any hepatotoxicity or elevations of liver enzymes

# Overall Rate of Patients With Treatment Emergent Adverse Events

| Treatment Group | Number of TEAE | Number of Patients with TEAE |
|---|---|---|
| 30 mg IMU-838 | 70 | 32/71 (45.1%) |
| 45 mg IMU-838 | 59 | 28/69 (40.6%) |
| Placebo | 62 | 30/69 (43.5%) |

There were 3 patients with serious treatment-emergent adverse events (SAE) in this trial:

- Placebo: Squamous cell carcinoma of the cervix
- 30 mg: open fracture, ureterolithiasis/hydronephrosis
- 45 mg: no treatment-emergent SAE reported

There were no on-study deaths in this trial.

TEAE: treatment-emergent adverse event

Immunic THERAPEUTICS

# Most Common Treatment-Emergent Adverse Events

## Adverse Events Present in More Than 1% of Study Population

| | | 30 mg IMU-838 | | | 45 mg IMU-838 | | | Placebo | | | Total | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | Number of TEAE (N#) | Number of Patients with TEAE (N) | Patients with TEAE (%) | Number of TEAE (N#) | Number of Patients with TEAE (N) | Patients with TEAE (%) | Number of TEAE (N#) | Number of Patients with TEAE (N) | Patients with TEAE (%) | Number of TEAE (N#) | Number of Patients with TEAE (N) | Patients with TEAE (%) |
| TEAE with High Incidence (>5% Incidence) | Nasopharyngitis | 5 | 3 | 4.2 | 7 | 5 | 7.2 | 4 | 3 | 4.3 | 16 | 11 | 5.3 |
| | Headache | 3 | 3 | 4.2 | 5 | 4 | 5.8 | 4 | 4 | 5.8 | 12 | 11 | 5.3 |
| TEAE with Medium Incidence (2-5% Incidence) | Respiratory Tract Infection Viral | 0 | 0 | 0.0 | 2 | 2 | 2.9 | 3 | 3 | 4.3 | 5 | 5 | 2.4 |
| | Upper Respiratory Tract Infection | 2 | 2 | 2.8 | 0 | 0 | 0.0 | 3 | 3 | 4.3 | 5 | 5 | 2.4 |
| TEAE with Low Incidence (1-2% Incidence) | Rash | 3 | 2 | 2.8 | 2 | 2 | 2.9 | 0 | 0 | 0.0 | 5 | 4 | 1.9 |
| | Nausea | 1 | 1 | 1.4 | 2 | 2 | 2.9 | 1 | 1 | 1.4 | 4 | 4 | 1.9 |
| | Fatigue | 2 | 2 | 2.8 | 2 | 2 | 2.9 | 0 | 0 | 0.0 | 4 | 4 | 1.9 |
| | Cystitis | 1 | 1 | 1.4 | 3 | 3 | 4.3 | 0 | 0 | 0.0 | 4 | 4 | 1.9 |
| | Hepatic Enzyme Increased | 1 | 1 | 1.4 | 2 | 2 | 2.9 | 1 | 1 | 1.4 | 4 | 4 | 1.9 |
| | Alopecia | 3 | 3 | 4.2 | 1 | 1 | 1.4 | 0 | 0 | 0.0 | 4 | 4 | 1.9 |
| | Back Pain | 2 | 1 | 1.4 | 0 | 0 | 0.0 | 2 | 2 | 2.9 | 4 | 3 | 1.4 |
| | Bronchitis | 0 | 0 | 0.0 | 2 | 2 | 2.9 | 1 | 1 | 1.4 | 3 | 3 | 1.4 |
| | Influenza | 0 | 0 | 0.0 | 1 | 1 | 1.4 | 2 | 2 | 2.9 | 3 | 3 | 1.4 |
| | Alanine Aminotransferase Increased | 1 | 1 | 1.4 | 0 | 0 | 0.0 | 2 | 2 | 2.9 | 3 | 3 | 1.4 |

There were very few adverse events with medium and high incidence rate.

Displayed are treatment emergent adverse events (TEAE) that occurred in more than 1% of all study patients (safety population N=209), i.e. such TEAE occurred in at least 3 or more patients.

Immunic THERAPEUTICS

# Treatment-Emergent Adverse Events: Infections and Infestations

| TEAE of SOC: Infections and Infestations | 30 mg IMU-838 | | | 45 mg IMU-838 | | | Placebo | | | Total | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Number of TEAEs (N#) | Number of Patients with TEAE (N) | Patients with TEAE (%) | Number of TEAEs (N#) | Number of Patients with TEAE (N) | Patients with TEAE (%) | Number of TEAEs (N#) | Number of Patients with TEAE (N) | Patients with TEAE (%) | Number of TEAEs (N#) | Number of Patients with TEAE (N) | Patients with TEAE (%) |
| Total | 18 | 13 | 18,3 | 22 | 16 | 23,2 | 21 | 16 | 23,2 | 61 | 45 | 21,5 |

There was no signal for an increase of infections and infestations during IMU-838 therapy, as compared to placebo.

TEAE: treatment-emergent adverse event
SOC: system organ class

Immunic THERAPEUTICS

# Treatment-Emergent Adverse Events: Severity

| TEAE by Severity | 30 mg IMU-838 | | | 45 mg IMU-838 | | | Placebo | | | Total | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Number of TEAE (N#) | Number of Patients with TEAE (N) | Patients with TEAE (%) | Number of TEAE (N#) | Number of Patients with TEAE (N) | Patients with TEAE (%) | Number of TEAE (N#) | Number of Patients with TEAE (N) | Patients with TEAE (%) | Number of TEAE (N#) | Number of Patients with TEAE (N) | Patients with TEAE (%) |
| Mild | 50 | 29 | 40.8 | 38 | 21 | 30.4 | 46 | 23 | 33.3 | 134 | 73 | 34.9 |
| Moderate | 19 | 11 | 15.5 | 21 | 16 | 23.2 | 14 | 8 | 11.6 | 54 | 35 | 16.7 |
| Severe | 0 | 0 | 0 | 0 | 0 | 0 | 2 | 1* | 1.4 | 2 | 1 | 0.5 |
| Total | 69 | 32 | 45.1 | 59 | 28 | 40.6 | 62 | 30 | 43.5 | 190 | 90 | 43.1 |

The observed adverse events were generally mild in nature.

Treatment-emergent adverse events (TEAE) are displayed by severity.
* One patient on placebo treatment experienced the severe adverse events of leukopenia and neutropenia.

Immunic THERAPEUTICS

Phase 2 Data EMPhASIS Trial

# Safety: Treatment Discontinuations

# Overall Treatment Discontinuations


Randomized Patients
N=210
Not Dosed
N=1
Placebo
N=69
30 mg IMU-838
N=71
45 mg IMU-838
N=69
Discontinued
N=5
Discontinued
N=2
Discontinued
N=4
Completed Week 24
N=64
Completed Week 24
N=69
Completed Week 24
N=65

| Treatment Discontinuation Before Week 24 (all dosed patients until end of blinded treatment) | | |
|---|---|---|
| Placebo | 7.2 % | 5/69 |
| All IMU-838 | 4.3 % | 6/140 |
| 30 mg IMU-838 | 2.8 % | 2/71 |
| 45 mg IMU-838 | 5.8 % | 4/69 |

Treatment discontinuations were very low in the IMU-838 treatment groups, even lower than in the placebo group, indicating an encouraging combination of tolerability and efficacy.

Immunic THERAPEUTICS

# Treatment Discontinuations due to Adverse Events

| Treatment Discontinuations Due to Adverse Events Before Week 24 | Placebo (N=69) | 30 mg IMU-838 (N=71) | 45 mg IMU-838 (N=69) |
|---|---|---|---|
| Number of Patients Discontinued Treatment Related to Adverse Events (investigator decision due to AE, or fulfilling study stopping rules for hepatic events) | N=3 | N=0 | N=2 |
| Number of Events Leading to Discontinuations | 4 | N/A | 3 |

Treatment discontinuations due to adverse events were as prevalent in placebo as in IMU-838 treatment arms.

Adverse events leading to treatment discontinuations:

Placebo

- N=2 liver enzyme elevations
- N=1 cervix carcinoma
- N=1 hematuria

30 mg IMU-838

- No events

45 mg IMU-838

- N=2 liver enzyme elevations
- N=1 rash

Stopping rules for liver enzyme elevations were: ALT or AST >8 x ULN, or ALT or AST >5 x ULN for more than 2 weeks

Phase 2 Data EMPhASIS Trial

# Safety: Liver Events

# EMPhASIS Trial: Overall Rate of Liver Events

## There Was No Increase in Liver Events for the Pooled IMU-838 Treatment Arms Versus Placebo During Blinded Treatment Period

| Treatment Group | Rate of Patients With Treatment-Emergent Adverse Events (TEAE) |
|---|---|
| | With any TEAE fulfilling predefined criteria as liver event |
| IMU-838 | 4.3% (6/140) |
| Placebo | 4.3% (3/69) |

Liver events, including both clinical adverse events and clinically significant liver laboratory changes, were as prevalent in placebo as in IMU-838 treatment arms.

TEAE: treatment-emergent adverse events
Renal events are TEAE with predetermined adverse event preferred terms related to renal function from MedRA Systems Organ Classes 'Renal and urinary disorder' or 'Investigations'.
Liver events are TEAE with predetermined adverse event preferred terms related to liver function from MedRA Systems Organ Classes 'Investigations' or 'Hepatobiliary disorders'.

# EMPhASIS Trial: Liver Events

## Liver Enzyme Elevations

### Liver Enzyme Elevations

| | 30 mg IMU-838 | 45 mg IMU-838 | Placebo |
|---|---|---|---|
| Number of Patients Evaluated | 71 | 69 | 69 |
| ALT or AST >5xULN | 0 (0%) | 1 (1.4%) | 2 (2.9%) |
| ALT or AST >10xULN | 0 (0%) | 1 (1.4%) | 1 (1.4%) |
| ALT or AST >15xULN | 0 (0%) | 0 (0%) | 0 (0%) |

Liver enzyme elevations above certain thresholds were as prevalent in placebo as in IMU-838 treatment arms.

Very few cases of increases of alanine aminotransferase increases (ALT) or aspartate aminotransferase (AST) above the different thresholds of upper limit of normal (ULN)

- Such cases are comparable between IMU-838 treatments arms and placebo

ULN: upper limit normal

Immunic THERAPEUTICS

# Liver Investigations

## No Generalized Effect on ALT or Total Bilirubin



ALT (GPT) [U/L]
500
450
300
250
200
150
100
50
0
30 mg IMU-838
45 mg IMU-838
Placebo
Treatment group
Visit
Day 0
Day 7
Week 6
Week 12
Week 18
Week 24



Bilirubin total [mg/dL]
2.5
2.0
1.5
1.0
0.5
30 mg IMU-838
45 mg IMU-838
Placebo
Treatment group
Visit
Day 0
Day 7
Week 6
Week 12
Week 18
Week 24

Liver enzymes as well as bilirubin did not show a trend for changes during IMU-838 treatment.

The bottom and top edges of the box indicate the interquartile range (IQR; range of values between the first and third quartile). The mean value is indicated by a marker inside the box, the median value by a line. Endpoints of whiskers display minimum and maximum without any outliers. Circles show outliers which are 1.5*IQR beyond the bottom and top edges of the box.
If for a clinical laboratory value no exact numerical value is given (as value is e.g. below the lower limit of quantification [e.g. < 0.5]), the value without sign [e.g. 0.5] was used for boxplots.

# Hy’s Law Assessment for Drug-Induced Liver Injury

## No Hy’s Law Cases for Either ALT or AST



Hyperbilirubinemia
Hy's Law Range
2xULN
Normal range
3xULN
Treatment group
45 mg IMU-838
30 mg IMU-838
Placebo
Peak BILI [xULN]
10
1
0.1
0.01
0.01
0.1
1
10
Peak ALT [xULN]



Hyperbilirubinemia
Hy's Law Range
2xULN
Normal range
3xULN
Treatment group
45 mg IMU-838
30 mg IMU-838
Placebo
Peak BILI [xULN]
10
1
0.1
0.01
0.01
0.1
1
10
Peak AST [xULN]

There are no Hy’s Law cases with concurrent increases of ALT and BILI (there are no such cases in the entire IMU-838 development program).

ALT: alanine aminotransferase. AST: aspartate aminotransferase
The peak AST/ALT and peak total Bilirubin (BILI) values are calculated from Day 7 to Week 24 and are normalized by ULN (upper limit normal).
The X- and Y-axis are on log scale.

Phase 2 Data EMPhASIS Trial

# Safety: Adverse Events of Interest

# Adverse Events of Interest

| | | 30 mg IMU-838 | | | 45 mg IMU-838 | | | Placebo | | | Total | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | Number of TEAE (N#) | Number of Patients with TEAE (N) | Patients with TEAE (%) | Number of TEAE (N#) | Number of Patients with TEAE (N) | Patients with TEAE (%) | Number of TEAE (N#) | Number of Patients with TEAE (N) | Patients with TEAE (%) | Number of TEAE (N#) | Number of Patients with TEAE (N) | Patients with TEAE (%) |
| Blood and Lymphatic System Disorders | **Neutropenia** | 0 | 0 | 0 | 0 | 0 | 0 | 1 | 1 | 1.4 | 1 | 1 | 0.5 |
| | **Leukopenia** | 0 | 0 | 0 | 0 | 0 | 0 | 1 | 1 | 1.4 | 1 | 1 | 0.5 |
| | **Lymphopenia** | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 |
| Sub-Total | | 0 | 0 | 0 | 0 | 0 | 0 | 2 | 1 | 1.4 | 2 | 1 | 0.5 |
| Skin and Subcutaneous Tissues Disorders | **Alopecia** | 3 | 3* | 4.2 | 1 | 1 | 1.4 | 0 | 0 | 0 | 4 | 4 | 1.9 |
| Sub-Total | | 3 | 3* | 4.2 | 1 | 1 | 1.4 | 0 | 0 | 0 | 4 | 4 | 1.9 |
| Gastrointestinal Disorders | **Diarrhea** | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 |
| Sub-Total | | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 0 |

Adverse events indicating general immuno-suppressive or general antiproliferative effects were not present or were rare during IMU-838 treatment.

* All three patients with mild alopecia came from the same clinical site.

# Hematology Analysis

## No Generalized Effect on Neutrophils Count



15.0
12.5
10.0
7.5
5.0
2.5
Neutrophils abs. [10E9/L]
30 mg IMU-838
45 mg IMU-838
Placebo
Treatment group
Visit
Day 0
Day 7
Week 6
Week 12
Week 18
Week 24

IMU-838 treatment does not have a generalized effect on hematology laboratory values, as exemplified by neutrophils.

The bottom and top edges of the box indicate the interquartile range (IQR; range of values between the first and third quartile). The mean value is indicated by a marker inside the box, the median value by a line. Endpoints of whiskers display minimum and maximum without any outliers. Circles show outliers which are 1.5*IQR beyond the bottom and top edges of the box.
If for a clinical laboratory value no exact numerical value is given (as value is e.g. below the lower limit of quantification [e.g. < 0.5]), the value without sign [e.g. 0.5] was used for boxplots.

Immunic THERAPEUTICS

Phase 2 Data EMPhASIS Trial

# Safety: Renal Events

# Overall Rate of Renal Events

There Was No Increase in Renal Events for the Pooled IMU-838 Treatment Arms Versus Placebo During Blinded Treatment Period

| Treatment Group | Rate of Patients With Treatment-Emergent Adverse Events (TEAE) |
|---|---|
| | With any TEAE fulfilling predefined criteria as renal event |
| IMU-838 | 2.1% (3/140) |
| Placebo | 1.4% (1/69) |

Renal events, including both clinical adverse events and clinically significant renal laboratory changes, were as prevalent in placebo as in IMU-838 treatment arms.

TEAE: treatment-emergent adverse events
Renal events are TEAE with predetermined adverse event preferred terms related to renal function from MedRA Systems Organ Classes 'Renal and urinary disorder' or 'Investigations'.

Immunic THERAPEUTICS

# Treatment-Emergent Adverse Events: Renal Events

| Renal Events | 30 mg IMU-838 | | | 45 mg IMU-838 | | | Placebo | | | Total | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Number of TEAE (N#) | Number of Patients with TEAE (N) | Patients with TEAE (%) | Number of TEAE (N#) | Number of Patients with TEAE (N) | Patients with TEAE (%) | Number of TEAE (N#) | Number of Patients with TEAE (N) | Patients with TEAE (%) | Number of TEAE (N#) | Number of Patients with TEAE (N) | Patients with TEAE (%) |
| Blood Creatinine Increased | 1 | 1 | 1.4 | 0 | 0 | 0.0 | 0 | 0 | 0.0 | 1 | 1 | 0.5 |
| Chromaturia | 0 | 0 | 0.0 | 1 | 1 | 1.4 | 0 | 0 | 0.0 | 1 | 1 | 0.5 |
| Hematuria | 0 | 0 | 0.0 | 0 | 0 | 0.0 | 1 | 1 | 1.4 | 1 | 1 | 0.5 |
| Hydronephrosis | 1 | 1 | 1.4 | 0 | 0 | 0.0 | 0 | 0 | 0.0 | 1 | 1 | 0.5 |
| Ureterolithiasis | 1 | 1 | 1.4 | 0 | 0 | 0.0 | 0 | 0 | 0.0 | 1 | 1 | 0.5 |
| **Total** | 4 | **2** | 2.8 | 1 | **1** | 1.4 | 1 | **1** | 1.4 | 6 | **4** | 1.9 |

Hematuria was defined as:
- ≥5 RBCs per HPF were found in at least 2 consecutive, properly collected urine sediment specimens (according to AUA Guidelines) and/or
- the finding of RBC urine positive had diagnostic or therapeutic consequences.

Treatment-emergent adverse events (TEAE) are as coded by MedDRA version 22.0. The preferred term is displayed in this table.
TEAE are AE starting at or after the day of the first study drug administration or AE already present that worsen in either intensity or frequency following exposure to the IMP.
Only TEAE with predetermined PTs related to renal function from SOC='Renal and urinary disorder' or SOC='Investigations' are displayed.
Each patient is counted at most once for the line total.

Adverse events related to kidney are not more prevalent in IMU-838 treatment as in placebo.

Immunic THERAPEUTICS

# Adverse Events of Special Interest

| Adverse Events of Special Interest | 30 mg IMU-838 | | | 45 mg IMU-838 | | | Placebo | | | Total | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Number of TEAE (N#) | Number of Patients with TEAE (N) | Patients with TEAE (%) | Number of TEAE (N#) | Number of Patients with TEAE (N) | Patients with TEAE (%) | Number of TEAE (N#) | Number of Patients with TEAE (N) | Patients with TEAE (%) | Number of TEAE (N#) | Number of Patients with TEAE (N) | Patients with TEAE (%) |
| Hematuria | 0 | 0 | 0.0 | 0 | 0 | 0.0 | 1 | 1 | 1.4 | 1 | 1 | 0.5 |
| Ureterolithiasis | 1 | 1 | 1.4 | 0 | 0 | 0.0 | 0 | 0 | 0.0 | 1 | 1 | 0.5 |
| **Total** | 1 | **1** | 1.4 | 0 | **0** | 0.0 | 1 | **1** | 1.4 | 2 | **2** | 1.0 |

Hematuria was defined as:
- ≥5 RBCs per HPF were found in at least 2 consecutive, properly collected urine sediment specimens (according to AUA Guidelines) and/or
- the finding of RBC urine positive had diagnostic or therapeutic consequences.

Treatment-emergent adverse events (TEAE) are as coded by MedDRA version 22.0. The preferred term is displayed in this table.
TEAE are AE starting at or after the day of the first study drug administration or AE already present that worsen in either intensity or frequency following exposure to the IMP.
Adverse events of special interest were defined as either: red blood cells in urine positive, at least of moderate intensity, hematuria, or retroperitoneal colicky pain with suspected or confirmed nephrolithiasis.
Each patient is counted at most once for the line total.

Adverse events of special interest (related to uric acid metabolism) were as prevalent in placebo as in IMU-838 treatment arms.

# Urine Sediment Analysis

## No Generalized Effect Regarding Hematuria



U-Erythrocytes quan.[/HPF]
100
95
50
45
40
35
30
25
20
15
10
5
0
30 mg IMU-838
45 mg IMU-838
Placebo
Treatment group
Visit
Day 0
Day 7
Week 6
Week 12
Week 18
Week 24

There is no trend for hematuria (as measured in urine sediment) to be increased during IMU-838 treatment versus placebo.

The bottom and top edges of the box indicate the interquartile range (IQR; range of values between the first and third quartile). The mean value is indicated by a marker inside the box, the median value by a line. Endpoints of whiskers display minimum and maximum without any outliers. Circles show outliers which are 1.5*IQR beyond the bottom and top edges of the box.

If for a clinical laboratory value no exact numerical value is given (as value is e.g. below the lower limit of quantification [e.g. < 0.5]), the value without sign [e.g. 0.5] was used for boxplots.

# Serum Uric Acid

## No Generalized Change from Baseline



Absolute change from Baseline of serum uric acid [mg/dL]
2
0
-2
30 mg IMU-838
45 mg IMU-838
Placebo
Treatment group
Visit
Day 7
Week 6
Week 12
Week 18
Week 24

There is no generalized effect on serum uric acid during IMU-838 treatment.

# Conclusions Regarding Safety

- **Consistent with prior data sets in other patient populations, administration of IMU-838 in this trial was observed to be well-tolerated**
  - Providing further evidence of a favorable safety profile and replicating such safety profile in the RRMS patient population
  - In general, safety profile is similar to placebo
- **Very low rate of treatment discontinuations, even lower than in the placebo group**
  - IMU-838 discontinuation rate compares favorably to many other medications in RRMS
  - Indicates an encouraging combination of tolerability and efficacy
- **Favorable safety profile of IMU-838 observed**
  - Few adverse events with higher incidence rate (>2%)
  - Observed adverse events generally mild in nature
  - No increase in liver and kidney events as well as adverse events of special interest and hematuria, as compared to placebo
  - No signal for hepatotoxicity or elevations of liver enzymes
  - No generalized effect on serum uric acid (with 1-week dosing-in using half-dose)
  - No/rare adverse events indicating general immuno-suppressive or general antiproliferative effects
  - No increase of infections and infestations, as compared to placebo
  - No generalized effect on hematology laboratory values

# IMU-838 Positioned to be a New Safe and Efficacious Treatment Option for Early RRMS Patients

IMU-838 could provide RRMS patients with a **distinctive combination of robust efficacy combined with favorable safety and tolerability** due to uniquely blending of properties:



1. **Robust MRI lesion suppression of IMU-838** compares favorably to other first-line and oral base medications commercially available in RRMS.
2. **Very low discontinuation rate** for IMU-838 treated RRMS patients, substantially below placebo, indicates an encouraging combination of tolerability and efficacy.
3. **Absence of hepatotoxicity signals** and other relevant adverse events leading to discontinuations distinguishes IMU-838 well from other oral RRMS treatments.
4. **A robust decrease in serum neurofilament light chain**, a biomarker for axonal damage, was observed in both IMU-838 arms but not in the placebo arm and provides evidence of IMU-838's potential neuroprotective activity.

# Thank You!

Immunic, Inc.
1200 Avenue of the Americas
New York City, NY 10036
USA

Immunic AG
Gräfelfing near Munich
Germany



Immunic Research GmbH
Weinberg Campus
Halle (Saale)
Germany

Immunic Australia Pty. Ltd.
Melbourne
Australia

Immunic THERAPEUTICS

## Immunic, Inc.

1200 Avenue of the Americas, Suite 200
New York, NY 10036, USA

www.imux.com



## Jessica Breu

Head of IR & Communications

Phone: +49 89 2080 477 09

Email: ir@imux.com

Immunic THERAPEUTICS